Exhibit 99.2 Investor Presentation 4Q FY19 November 20, 2019 © 2019 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Forward Looking Statements Cautionary note regarding forward-looking statements This document contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward- looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could,“ "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should,“ "will," or “would” or the negative thereof or other variations thereof or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors are discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), and may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. These slides, as well as current and historical financial data are available on our web site at investors.avaya.com.  None of the information included on the website is incorporated by reference in this presentation. © 2019 Avaya Inc. All rights reserved 2

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Use of non-GAAP (Adjusted) Financial Measures The information furnished in this presentation includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings and the tables below. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization, and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we do not consider indicative of our ongoing operations. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. In addition, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. We also present the measures non-GAAP revenue, non-GAAP gross margin, non-GAAP operating income and non-GAAP operating margin as a supplement to our unaudited condensed consolidated financial statements presented in accordance with GAAP. We believe these non-GAAP measures are the most meaningful for period to period comparisons because they exclude the impact of the earnings and charges noted in the applicable tables in the appendix to this presentation that resulted from matters that we consider not to be indicative of our ongoing operations. In addition, we present the liquidity measures of free cash flow and adjusted cash flow. Free cash flow is calculated by subtracting capital expenditures from Net cash provided by operating activities. We believe free cash flow is a measure often used by analysts and investors to compare the cashflow and liquidity of companies in the same industry. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from the non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. We do not provide a forward-looking reconciliation of expected first quarter and full year of fiscal 2020 non-GAAP revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin, adjusted EBITDA or adjusted cash flow guidance as the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. The appendix to this presentation includes tables that reconcile historical GAAP measures to non-GAAP measures. © 2019 Avaya Inc. All rights reserved 3

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 © 2019 Avaya Inc. All rights reserved 4

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 World's Largest Installed Base 100M+ UC Lines 3.9M+ 100K+ 90% 5M+ Cloud Seats Global Customers Fortune 100* CC Users © 2019 Avaya Inc. All rights reserved 5 *Calculation performed using historical data of customers served over the last three fiscal years.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Four Growth Pillars Bringing Emerging Delivering Innovating Providing High Technologies Breadth & Depth in our Core Value Services to Market of Cloud • • Modernize and monetize • Artificial Intelligence and • Cloud first • Support, managed and our base Mobility • Investing across the professional services • Solutions that are • Driving new opportunities portfolio • Global scale secure, scalable and for our customers • Public / Private / Hybrid • Differentiated capabilities reliable • Disruptive products in • Aggressively pursuing • Unmatched expertise market • Seamless, simple and midmarket • Drives significant value integrated • At the forefront of next • Building Cloud for customers • Focused on user generation ecosystem experience • Accelerating adoption © 2019 Avaya Inc. All rights reserved 6

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Delivering Solutions Through Intelligent Xperiences AI – Bots, Conversational Intelligence, Pairing Avaya IX Avaya IX Workplace (UC) Contact Center Calling Voice Meetings Digital Collaboration Desktop Devices Workforce Engagement Avaya Cloud Office – Public - Avaya OneCloud – Private, Hybrid Premises Solutions Powered by Avaya IX – hosted by Avaya Partners Avaya IX Services – Consulting, Professional Services, Managed, Migration, Support © 2019 Avaya Inc. All rights reserved 7

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Strategic Partnership Accelerates Transformation to the Cloud © 2019 Avaya Inc. All rights reserved 8

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Avaya Cloud Office - Customer Journey © 2019 Avaya Inc. All rights reserved 9

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Trusted and Scalable Global Service Ÿ Reliable Ÿ Secure Ÿ Compliant Why Single, Integrated Communications Platform Avaya Unified Communications Ÿ Contact Center Wins Cloud Choice & Flexibility Public Ÿ Private Ÿ Hybrid Ÿ Managed Service Enterprise Features Attribute Routing Ÿ Collaboration Ÿ Digital Full Application Suite Deep & Wide Ecosystem © 2019 Avaya Inc. All rights reserved 10

Financial Overview 4Q FY19 © 2019 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Financial Strength & Flexibility Liquidity Strong $184M $66M Balance Sheet 25.3% of Revenue 9% of Revenue Adj. EBITDA(1)(2) CFFO(1)(2) Resources to Invest $752M 3.4x Highly Profitable Cash Net-debt / Balance(2) Adj. EBITDA(1)(3) (1) Adjusted EBITDA, Adjusted EBITDA Margin, and CFFO Margin are based on non-GAAP Revenue.* (2) For and as of 4Q ending September 30, 2019. (3) © 2019 Avaya Inc. All rights reserved Net-debt as of September 30, 2019, defined as ST debt and LT debt less cash, and Trailing Twelve Months 12 (TTM) Adjusted EBITDA were used for this calculation, ending September 30, 2019.* *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 4Q FY19 Financial Highlights 83% 58% 61% 11% Revenue (1) Software Recurring High-margin  Cloud and Services Software  160%+ $2.4B 61% Public Cloud Total Contract Gross Seat Growth Value(2) Margin(1) (1) Percentages are based on non-GAAP Revenue.* © 2019 Avaya Inc. All rights reserved (2) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, 13 including both billed and unbilled backlog. *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 4Q FY19 Update Non-GAAP* 4Q FY19 3Q FY19 4Q FY18 4Q Business Highlights $M, as reported ASC 606 ASC 606 ASC 605 Revenue $ 726 $ 720 $ 770 • Public cloud seats increased approximately 160% year-over-year. • Avaya will adopt hybrid cloud solutions from IBM to help expand Avaya’s Gross Margin 60.6% 60.8% 63.4% ReadyNow private cloud unified communications and contact center offerings internationally. Operating Expense (% of revenue) 37.9% 40.7% 43.0% • Avaya expands ReadyNow into the EMEA and APAC regions. Operating Margin 22.7% 20.1% 20.4% • Avaya launched its new Avaya IX Subscription program targeted at Enterprise customers looking for flexible new consumption-based alternatives to traditional Adjusted EBITDA $ 184 $ 167 $ 178 perpetual pricing models when consuming Avaya’s world-class communications and collaboration solutions. The Avaya IX Subscription program will also Adjusted EBITDA Margin 25.3% 23.2% 23.1% facilitate their transition to cloud. 4Q Financial Highlights Non-GAAP Revenue per Employee(2) ($, 000k) • Continued large deal activity with 109 deals over $1 million, 14 over $5 million, and 3 over $10 million 366 376 379 369 347 • Total Contract Value (TCV)(1) of $2.4 billion 335 • Added approximately 1,600 new logos • Generated $66 million in cash flow from ops, $37 million in free cash flow(3) FY14 FY15 FY16 FY17 FY18 FY19 (1) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, including both billed and unbilled backlog. © 2019 Avaya Inc. All rights reserved (2) Trailing Twelve Months (TTM) non-GAAP Revenue and headcount at the end of the period indicated.* 14 (3) Free cash flow is defined as Cash Flow from Operations less Capital Expenditures.* *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Business Model Transformation (Calculated based on non-GAAP Revenue)* FY15 FY18 1Q FY19 2Q FY19 3Q FY19 4Q FY19 Revenue from Software and Services 71% 83% 83% 83% 84% 83% Recurring Revenue 48% 56% 57% 59% 59% 58% Product Revenue from Software 42% 58% 61% 58% 60% 61% Revenue from Cloud & Innovation 7% 10% 11% 11% 11% 11% Non-GAAP Gross Margin 61% 63% 63% 61% 61% 61% Adjusted EBITDA Margin 22% 24% 25% 23% 23% 25% © 2019 Avaya Inc. All rights reserved 15 * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Cash Requirements 881 855 51 56 119 140 Net Cash Interest Payments 122 611 90 592 33 Pension & Post Retirement 29 83 90 Restructuring 148 161 483 476 77 56 Capex & Capital Lease 77 70 63 (<3% of revenue) 127 126 120 Cash Taxes 47 38 421 428 59 55 • All values in $M 355 • Net Cash Interest Payments includes interest payments 270 on long-term debt and payments classified as adequate 194 193 protection payments in connection with Chapter 11 proceedings, net of interest income • Pension settlement payments to PBGC not included within Pension & Post Retirement payments FY15A FY16A FY17A FY18A FY19A FY20E © 2019 Avaya Inc. All rights reserved 16

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Income Statement (Amounts are GAAP and dollars in millions) GAAP Revenue: 4Q FY19 3Q FY19 4Q FY18 Product $ 314 $ 297 $ 325 Services 409 420 410 GAAP Total Revenue $ 723 $ 717 $ 735 GAAP Gross Margin: Product 50.0% 48.8% 51.4% Services 57.5% 58.3% 54.4% GAAP Total Gross Margin 54.2% 54.4% 53.1% GAAP Operating Margin 7.2% (85.5)% 1.5% © 2019 Avaya Inc. All rights reserved 17

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Non-GAAP Income Statement Information (Amounts are non-GAAP and dollars in millions)* Non-GAAP Revenue: 4Q FY19 3Q FY19 4Q FY18 Product $ 315 $ 298 $ 336 Services 411 422 434 Non-GAAP Total Revenue $ 726 $ 720 $ 770 Non-GAAP Gross Margin: Product 64.4% 63.8% 67.3% Services 57.7% 58.8% 60.4% Non-GAAP Total Gross Margin 60.6% 60.8% 63.4% Non-GAAP Operating Margin 22.7% 20.1% 20.4% Adjusted EBITDA $ 184 $ 167 $ 178 Adjusted EBITDA % (1) 25.3% 23.2% 23.1% © 2019 Avaya Inc. All rights reserved 18 (1) Adjusted EBITDA % is based on non-GAAP Revenue *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Non-GAAP Revenue by Region (All dollars amounts are non-GAAP in millions)* Revenue 4Q FY19 3Q FY19 4Q FY18 U.S. $ 393 $ 394 $ 417 EMEA 184 183 202 APAC 86 85 81 AI 63 58 70 Total $ 726 $ 720 $ 770 % of Total Revenue U.S. 54% 55% 54% EMEA 25% 25% 26% APAC 12% 12% 11% AI 9% 8% 9% Total 100% 100% 100% © 2019 Avaya Inc. All rights reserved 19 *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Balance Sheet and Operating Metrics (Dollars in millions, Balance sheet items as of the end of the period indicated) 4Q FY19 3Q FY19 4Q FY18 Total Cash and Cash Equivalents $ 752 $ 729 $ 700 Cash Flow from Operations $ 66 $ 52 $ 25 Capital Expenditures and Capitalized Software $ 29 $ 37 $ 25 Days Sales Outstanding (DSO)(1) 55 56 60 Inventory Turns 11.6 15.9 13.0 Headcount (as of the end of the period indicated) 7,876 7,994 8,061 Trailing Twelve Month Revenue ($K) / Employee(2)* (Headcount as of the end of the period indicated) $ 369 $ 369 $ 379 (1)4Q FY19 and 3Q FY19 include $112M and $111M AR/contract liability netting impact when calculating DSOs. (2)TTM Revenue ($K) / Employee based on non-GAAP Revenue. © 2019 Avaya Inc. All rights reserved *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation. 20

Appendix © 2019 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Adjusted EBITDA Three Months Ended Sept. 30, June 30, Mar. 31, Dec. 31, Sept. 30, (In millions) 2019 2019 2019 2018 2018 Net (loss) income $ (34) $ (633) $ (13) $ 9 $ 268 Interest expense 60 59 58 60 57 Interest income (3) (4) (4) (3) (3) Provision for (benefit from) income taxes 32 (27) (6) 3 (311) Depreciation and amortization 108 110 108 117 120 EBITDA 163 (495) 143 186 131 Impact of fresh start accounting adjustments (2) (2) 6 3 29 Restructuring charges, net 10 1 4 7 1 Advisory fees 8 1 1 1 3 Acquisition-related costs 1 1 4 3 4 Non-cash share-based compensation 6 8 5 6 6 Impairment charges — 659 — — — Change in fair value of Emergence Date Warrants (1) (7) (3) (18) 8 Loss (gain) on foreign currency transactions — 1 6 1 (4) Gain on investments (1) — — — — Adjusted EBITDA $ 184 $ 167 $ 166 $ 189 $ 178 © 2019 Avaya Inc. All rights reserved 22

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Revenue by Geography Three Months Ended Three Months Ended Three Months Ended Adj. for Non-GAAP Adj. for Non-GAAP Adj. for Non-GAAP Sept. 30, Fresh Start Sept. 30, June 30, Fresh Start June 30, Sept. 30, Fresh Start Sept. 30, (In millions) 2019 Accounting 2019 2019 Accounting 2019 2018 Accounting 2018 U.S. $ 392 $ 1 $ 393 $ 392 $ 2 $ 394 $ 393 $ 24 $ 417 EMEA 183 1 184 183 — 183 196 6 202 APAC 85 1 86 85 — 85 78 3 81 AI 63 — 63 57 1 58 68 2 70 Total revenue $ 723 $ 3 $ 726 $ 717 $ 3 $ 720 $ 735 $ 35 $ 770 © 2019 Avaya Inc. All rights reserved 23

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Gross Margin and Operating Income Three Months Ended Sept. 30, June 30, Mar. 31, Dec. 31, Sept. 30, (In millions) 2019 2019 2019 2018 2018 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Gross Profit $ 392 $ 390 $ 386 $ 407 $ 390 Items excluded: Adj. for fresh start accounting 4 5 9 19 54 Amortization of technology intangible assets 44 43 44 43 43 Non-cash share-based compensation — — — — 1 Non-GAAP Gross Profit $ 440 $ 438 $ 439 $ 469 $ 488 GAAP Gross Margin 54.2% 54.4% 54.4% 55.1% 53.1% Non-GAAP Gross Margin 60.6% 60.8% 61.5% 62.7% 63.4% Reconciliation of Non-GAAP Operating Income Operating Income (Loss) $ 52 $ (613) $ 38 $ 50 $ 11 Items excluded: Adj. for fresh start accounting 4 4 12 20 48 Amortization of intangible assets 84 84 85 83 84 Impairment charges — 659 — — — Restructuring charges, net 10 1 4 7 1 Acquisition-related costs 1 1 4 3 4 Advisory fees 8 1 1 1 3 Non-cash share-based compensation 6 8 5 6 6 Non-GAAP Operating Income $ 165 $ 145 $ 149 $ 170 $ 157 GAAP Operating Margin 7.2% -85.5% 5.4% 6.8% 1.5% Non-GAAP Operating Margin 22.7% 20.1% 20.9% 22.7% 20.4% © 2019 Avaya Inc. All rights reserved 24

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Product and Services Gross Margins Three months ended Sept. 30, June 30, Mar. 31, Dec. 31, Sept. 30, (In millions) 2019 2019 2019 2018 2018 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Revenue $ 314 $ 297 $ 287 $ 324 $ 325 Costs 113 109 105 115 115 Amortization of technology intangible assets 44 43 44 43 43 GAAP Gross Profit 157 145 138 166 167 Items excluded: Amortization of technology intangible assets 44 43 44 43 43 Adj. for fresh start accounting 2 2 2 5 16 Non-GAAP Gross Profit $ 203 $ 190 $ 184 $ 214 $ 226 GAAP Gross Margin 50.0% 48.8% 48.1% 51.2% 51.4% Non-GAAP Gross Margin 64.4% 63.8% 63.7% 65.6% 67.3% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Revenue $ 409 $ 420 $ 422 $ 414 $ 410 Costs 174 175 174 173 187 GAAP Gross Profit 235 245 248 241 223 Items excluded: Adj. for fresh start accounting 2 3 7 14 38 Non-cash share-based compensation — — — — 1 Non-GAAP Gross Profit $ 237 $ 248 $ 255 $ 255 $ 262 GAAP Gross Margin 57.5% 58.3% 58.8% 58.2% 54.4% Non-GAAP Gross Margin 57.7% 58.8% 60.0% 60.4% 60.4% © 2019 Avaya Inc. All rights reserved 25

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Supplemental Schedules Free Cash Flow Three months ended Sept. 30, June 30, Mar. 31, Dec. 31, Sept. 30, (In millions) 2019 2019 2019 2018 2018 Net cash provided by operating activities $ 66 $ 52 $ 37 $ 86 $ 25 Less: Capital expenditures 29 37 26 21 25 Free cash flow $ 37 $ 15 $ 11 $ 65 $ — Net-Debt / Adjusted EBITDA Sept. 30, (In millions) 2019 Debt maturing within one year $ 29 Long-term debt, net of current portion 3,090 Less: Cash and cash equivalents (752) Net-debt 2,367 Adjusted EBITDA (TTM) $ 706 Net-debt / Adjusted EBITDA 3.4x © 2019 Avaya Inc. All rights reserved 26